COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2025 (Unaudited)

		Shares	Value
COMMON STOCK—REAL ESTATE	70.0%
APARTMENT	4.1%
AvalonBay Communities, Inc.(a)		32,344	$6,941,669
Essex Property Trust, Inc.(a)		25,951	7,955,798
UDR, Inc.(a)		596,106	26,926,108

			41,823,575

DATA CENTERS	7.0%
Digital Realty Trust, Inc.(a)		297,536	42,633,933
Equinix, Inc.		35,511	28,953,894

			71,587,827

FREE STANDING	2.8%
Agree Realty Corp.(a)		103,313	7,974,731
NETSTREIT Corp.		410,377	6,504,475
Realty Income Corp.(a)		247,006	14,328,818

			28,808,024

GAMING	1.5%
VICI Properties, Inc., Class A		472,335	15,407,568

HEALTH CARE	11.6%
Healthcare Realty Trust, Inc., Class A		1,215,621	20,543,995
Omega Healthcare Investors, Inc.		407,338	15,511,431
Welltower, Inc.(b)		531,627	81,450,573

			117,505,999

HOTEL	1.7%
Host Hotels & Resorts, Inc.(a)(b)		1,200,483	17,058,863

INDUSTRIALS	5.7%
Americold Realty Trust, Inc.		452,762	9,716,273
Lineage, Inc.(c)		61,115	3,583,143
Prologis, Inc.(a)		403,367	45,092,397

			58,391,813

MANUFACTURED HOME	3.0%
Equity LifeStyle Properties, Inc.(a)		46,411	3,095,614
Sun Communities, Inc.(a)		215,004	27,658,114

			30,753,728

OFFICE	0.9%
BXP, Inc.		55,535	3,731,397
Highwoods Properties, Inc.(a)(d)		188,322	5,581,864

			9,313,261

REGIONAL MALL	2.0%
Simon Property Group, Inc.(a)(d)		122,820	20,397,946

SELF STORAGE	5.4%
Extra Space Storage, Inc.(a)		177,784	26,399,146
Public Storage(a)(b)(d)		95,057	28,449,610

			54,848,756

SHOPPING CENTER	1.3%
Kimco Realty Corp.(a)(d)		634,891	13,485,085

		Shares	Value
SINGLE FAMILY HOMES	4.2%
Invitation Homes, Inc.(a)		1,228,264	$42,805,000

SPECIALTY	3.4%
Iron Mountain, Inc.(a)		243,052	20,912,194
Lamar Advertising Co., Class A(a)(d)		121,058	13,773,979

			34,686,173

TELECOMMUNICATIONS	12.7%
American Tower Corp.(a)		353,059	76,825,639
Crown Castle, Inc.(a)		362,402	37,773,161
SBA Communications Corp., Class A(a)		66,110	14,544,861

			129,143,661

TIMBERLAND	2.7%
Rayonier, Inc.		294,405	8,208,011
Weyerhaeuser Co.(a)(d)		645,989	18,914,558

			27,122,569

TOTAL COMMON STOCK (Identified cost—$528,384,445)			713,139,848

PREFERRED SECURITIES—EXCHANGE-TRADED	11.3%
BANKING	4.6%
Bank of America Corp., 4.25%, Series QQ(a)(d)(e)		221,886	3,989,510
Bank of America Corp., 4.75%, Series SS(a)(e)		91,608	1,833,992
Bank of America Corp., 5.00%, Series LL(a)(e)		84,172	1,772,662
Bank of America Corp., 5.375%, Series KK(a)(e)		133,113	2,988,387
Bank of America Corp., 6.00%, Series GG(a)(e)		137,567	3,426,794
Bank of New York Mellon Corp., 6.15% to 3/20/30, Series K(e)(f)		88,103	2,246,627
Brookfield Finance, Inc., 4.625%, due 10/16/80, Series 50 (Canada)(a)		88,400	1,386,996
Federal Agricultural Mortgage Corp., 4.875%, Series G(a)(e)		93,596	1,834,482
JPMorgan Chase & Co., 4.55%, Series JJ(e)		34,195	669,538
JPMorgan Chase & Co., 5.75%, Series DD(a)(e)		29,951	736,495
M&T Bank Corp., 7.50%, Series J(a)(d)(e)		153,200	3,998,520
Regions Financial Corp., 5.70% to 5/15/29, Series C(a)(e)(f)		67,200	1,587,936
U.S. Bancorp, 4.00%, Series M(e)		59,019	976,765
Wells Fargo & Co., 4.25%, Series DD(a)(e)		201,775	3,567,382
Wells Fargo & Co., 4.375%, Series CC(a)(d)(e)		232,850	4,191,300
Wells Fargo & Co., 4.70%, Series AA(a)(d)(e)		202,352	3,889,205
Wells Fargo & Co., 4.75%, Series Z(a)(e)		183,485	3,653,186
Wells Fargo & Co., 5.625%, Series Y(a)(e)		87,479	2,036,511
Wells Fargo & Co., 7.50%, Series L (Convertible)(a)(e)		1,801	2,162,641

			46,948,929

BROKERAGE	1.6%
Morgan Stanley, 4.25%, Series O(a)(e)		90,749	1,627,130
Morgan Stanley, 5.85%, Series K(a)(e)		120,613	2,864,559
Morgan Stanley, 6.375%, Series I(a)(e)		179,679	4,466,820
Morgan Stanley, 6.50%, Series P(a)(e)		20,220	510,555
Morgan Stanley, 6.625%, Series Q(a)(e)		288,405	7,354,327

			16,823,391

CONSUMER DISCRETIONARY PRODUCTS	0.1%
Ford Motor Co., Senior Debt, 6.50%, due 8/15/62		29,877	678,507

		Shares	Value
CONSUMER STAPLE PRODUCTS	0.3%
CHS, Inc., 7.10%, Series 2(a)(e)		110,595	$2,764,875

FINANCE	0.6%
Affiliated Managers Group, Inc., 6.75%, due 3/30/64(a)		70,138	1,683,312
Apollo Global Management, Inc., 7.625% to 9/15/28, due 9/15/53(a)(f)		80,059	2,075,930
TPG Operating Group II LP, 6.95%, due 3/15/64(a)		89,828	2,245,700

			6,004,942

INDUSTRIALS	0.3%
LXP Industrial Trust, 6.50%, Series C(a)(e)		76,536	3,490,041

INSURANCE	2.0%
Allstate Corp., 7.375%, Series J(a)(e)		27,335	715,357
Arch Capital Group Ltd., 4.55%, Series G(a)(e)		95,994	1,673,175
Assurant, Inc., 5.25%, due 1/15/61(a)		31,954	613,836
Athene Holding Ltd., 4.875%, Series D(a)(e)		102,832	1,758,427
Athene Holding Ltd., 6.35% to 6/30/29, Series A(a)(e)(f)		118,320	2,878,726
Athene Holding Ltd., 7.25% to 3/30/29, due 3/30/64(a)(f)		98,556	2,484,597
Athene Holding Ltd., 7.75% to 12/30/27, Series E(a)(e)(f)		85,591	2,238,205
Corebridge Financial, Inc., 6.375%, due 12/15/64		47,222	1,174,883
Equitable Holdings, Inc., 4.30%, Series C(e)		39,419	662,239
Equitable Holdings, Inc., 5.25%, Series A(a)(e)		69,831	1,439,217
F&G Annuities & Life, Inc., Senior Debt, 7.95%, due 12/15/53(a)		78,867	2,017,418
Lincoln National Corp., 9.00%, Series D(e)		81,699	2,173,193
RenaissanceRe Holdings Ltd., 4.20%, Series G (Bermuda)(a)(e)		39,843	631,512

			20,460,785

REGIONAL MALL	0.0%
Brookfield Property Partners LP, 5.75%, Series A(e)		18,661	231,583

TELECOMMUNICATION SERVICES	0.7%
AT&T, Inc., 4.75%, Series C(e)		70,607	1,346,476
AT&T, Inc., 5.00%, Series A(e)		81,345	1,643,982
Telephone & Data Systems, Inc., 6.00%, Series VV(e)		42,128	743,559
U.S. Cellular Corp., Senior Debt, 5.50%, due 3/1/70		30,877	681,455
U.S. Cellular Corp., Senior Debt, 5.50%, due 6/1/70(a)		38,100	842,772
U.S. Cellular Corp., Senior Debt, 6.25%, due 9/1/69(a)		91,121	2,172,325

			7,430,569

UTILITIES	1.1%
Brookfield BRP Holdings Canada, Inc., 4.625% (Canada)(a)(e)		78,000	1,144,260
Brookfield BRP Holdings Canada, Inc., 4.875% (Canada)(a)(e)		60,941	963,477
Brookfield Infrastructure Finance ULC, 5.00%, due 5/24/81 (Canada)(a)		58,890	970,507
Brookfield Infrastructure Partners LP, 5.125%, Series 13 (Canada)(a)(e)		84,096	1,401,039
SCE Trust VI, 5.00%(e)		19,786	339,330
SCE Trust VII, 7.50%, Series M(a)(e)		159,752	3,674,296
SCE Trust VIII, 6.95%, Series N(a)(e)		97,636	2,217,314

			10,710,223

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$119,911,621)			115,543,845

		Principal Amount*		Value
PREFERRED SECURITIES—OVER-THE-COUNTER	58.9%
BANKING	34.0%
ABN AMRO Bank NV, 6.375% to 9/22/34 (Netherlands)(e)(f)(g)(h)		EUR	400,000	$435,493
ABN AMRO Bank NV, 6.875% to 9/22/31 (Netherlands)(e)(f)(g)(h)		EUR	2,200,000	2,488,882
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.95% to 12/10/29, due 3/10/55 (Ireland)(f)			2,130,000	2,180,932
AIB Group PLC, 6.00% to 7/14/31 (Ireland)(e)(f)(g)(h)		EUR	1,400,000	1,476,996
AIB Group PLC, 7.125% to 10/30/29 (Ireland)(e)(f)(g)(h)		EUR	2,000,000	2,265,982
Ally Financial, Inc., 4.70% to 5/15/28, Series C(a)(d)(e)(f)			5,500,000	4,743,722
Alpha Services & Holdings SA, 11.875% to 2/8/28 (Greece)(e)(f)(g)(h)		EUR	600,000	755,832
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29 (Spain)(e)(f)(g)			2,400,000	2,611,858
Banco Santander SA, 7.00% to 11/20/29 (Spain)(e)(f)(g)(h)		EUR	1,200,000	1,362,687
Banco Santander SA, 8.00% to 2/1/34 (Spain)(a)(d)(e)(f)(g)			5,000,000	5,205,675
Banco Santander SA, 9.625% to 11/21/28 (Spain)(a)(e)(f)(g)			2,200,000	2,420,777
Banco Santander SA, 9.625% to 5/21/33 (Spain)(a)(d)(e)(f)(g)			4,800,000	5,525,674
Bank of America Corp., 5.875% to 3/15/28, Series FF(a)(e)(f)			2,916,000	2,942,400
Bank of America Corp., 6.125% to 4/27/27, Series TT(a)(d)(e)(f)			3,442,000	3,493,451
Bank of Ireland Group PLC, 6.375% to 3/10/30 (Ireland)(e)(f)(g)(h)		EUR	800,000	874,784
Bank of Montreal, 7.30% to 11/26/34, due 11/26/84 (Canada)(a)(f)			3,010,000	3,004,635
Bank of Nova Scotia, 7.35% to 4/27/30, due 4/27/85 (Canada)(a)(f)			2,400,000	2,383,761
Bank of Nova Scotia, 8.00% to 1/27/29, due 1/27/84 (Canada)(a)(f)			1,800,000	1,863,598
Bank of Nova Scotia, 8.625% to 10/27/27, due 10/27/82 (Canada)(a)(f)			3,200,000	3,354,442
Barclays Bank PLC, 6.278% to 12/15/34, Series 1 (United Kingdom)(e)(f)			700,000	748,720
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)(a)(e)(f)(g)			1,600,000	1,600,764
Barclays PLC, 7.625% to 3/15/35 (United Kingdom)(a)(d)(e)(f)(g)			3,800,000	3,725,694
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(a)(e)(f)(g)			2,100,000	2,170,272
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)(e)(f)(g)(h)		GBP	2,300,000	3,097,693
Barclays PLC, 9.25% to 9/15/28 (United Kingdom)(e)(f)(g)		GBP	1,400,000	1,916,986
Barclays PLC, 9.625% to 12/15/29 (United Kingdom)(a)(d)(e)(f)(g)			6,300,000	6,925,911
BNP Paribas SA, 4.625% to 1/12/27 (France)(a)(e)(f)(g)(i)			2,200,000	2,116,012
BNP Paribas SA, 4.625% to 2/25/31 (France)(a)(e)(f)(g)(i)			4,126,000	3,561,969
BNP Paribas SA, 7.375% to 9/10/34 (France)(a)(e)(f)(g)(i)			2,800,000	2,806,620
BNP Paribas SA, 7.75% to 8/16/29 (France)(a)(d)(e)(f)(g)(i)			6,800,000	7,021,041
BNP Paribas SA, 8.00% to 8/22/31 (France)(e)(f)(g)(i)			1,400,000	1,458,062
BNP Paribas SA, 8.50% to 8/14/28 (France)(a)(e)(f)(g)(i)			6,800,000	7,128,610
BNP Paribas SA, 9.25% to 11/17/27 (France)(a)(d)(e)(f)(g)(i)			3,800,000	4,070,849
BPER Banca SpA, 6.50% to 3/20/30 (Italy)(e)(f)(g)(h)		EUR	600,000	661,788
CaixaBank SA, 6.25% to 7/24/32 (Spain)(e)(f)(g)(h)		EUR	2,000,000	2,168,006
CaixaBank SA, 7.50% to 1/16/30 (Spain)(e)(f)(g)(h)		EUR	1,200,000	1,399,742
Charles Schwab Corp., 4.00% to 6/1/26, Series I(a)(d)(e)(f)			9,868,000	9,631,027
Charles Schwab Corp., 4.00% to 12/1/30, Series H(a)(d)(e)(f)			7,817,000	6,937,579
Citigroup Capital III, 7.625%, due 12/1/36(a)(d)			4,700,000	5,231,137
Citigroup, Inc., 3.875% to 2/18/26, Series X(a)(d)(e)(f)			1,599,000	1,566,028
Citigroup, Inc., 4.15% to 11/15/26, Series Y(a)(d)(e)(f)			1,256,000	1,221,034
Citigroup, Inc., 6.25% to 8/15/26, Series T(a)(e)(f)			2,414,000	2,434,389
Citigroup, Inc., 6.95% to 2/15/30, Series FF(a)(d)(e)(f)			10,945,000	10,940,817
Citigroup, Inc., 7.00% to 8/15/34, Series DD(a)(d)(e)(f)			4,425,000	4,598,748
Citigroup, Inc., 7.625% to 11/15/28, Series AA(a)(d)(e)(f)			4,228,000	4,409,225
CoBank ACB, 6.25% to 10/1/26, Series I(b)(e)(f)			4,334,000	4,341,286
CoBank ACB, 6.45% to 10/1/27, Series K(e)(f)			2,740,000	2,743,155
CoBank ACB, 7.125% to 1/1/30, Series M(e)(f)			2,000,000	2,036,258

	Principal Amount*			Value
Commerzbank AG, 7.50% to 10/9/30 (Germany)(e)(f)(g)(h)		2,400,000		$2,407,565
Commerzbank AG, 7.875% to 10/9/31 (Germany)(e)(f)(g)(h)	EUR	1,000,000		1,176,389
Coventry Building Society, 8.75% to 6/11/29 (United Kingdom)(e)(f)(g)(h)	GBP	1,600,000		2,140,153
Credit Agricole SA, 5.875% to 3/23/35 (France)(e)(f)(g)(h)	EUR	800,000		834,084
Credit Suisse Group AG, 5.25%, Claim (Switzerland)(e)(g)(i)(j)(k)		1,200,000		96,000
Credit Suisse Group AG, 6.375%, Claim (Switzerland)(e)(g)(i)(j)(k)		1,200,000		96,000
Credit Suisse Group AG, 7.50%, Claim (Switzerland)(e)(g)(i)(j)(k)		1,000,000		80,000
Deutsche Bank AG, 7.375% to 10/30/31 (Germany)(e)(f)(g)(h)	EUR	3,200,000		3,503,432
Deutsche Bank AG, 8.125% to 10/30/29 (Germany)(e)(f)(g)(h)	EUR	2,200,000		2,505,426
Erste Group Bank AG, 7.00% to 4/15/31 (Austria)(e)(f)(g)(h)	EUR	1,400,000		1,579,890
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4(e)(f)(i)		2,875,000		2,875,000
Farm Credit Bank of Texas, 7.75% to 6/15/29(e)(f)		1,655,000		1,729,473
First Horizon Bank, 5.401% (3 Month USD Term SOFR + 1.112%, Floor 3.75%)(a)(e)(i)(l)		2,800	†	2,016,000
Goldman Sachs Group, Inc., 3.65% to 8/10/26, Series U(a)(e)(f)		2,951,000		2,871,234
HSBC Holdings PLC, 6.00% to 5/22/27 (United Kingdom)(e)(f)(g)		1,000,000		995,905
HSBC Holdings PLC, 6.50%, due 9/15/37 (United Kingdom)(a)		2,100,000		2,238,447
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)(a)(e)(f)(g)		1,700,000		1,707,407
HSBC Holdings PLC, 6.875% to 9/11/29 (United Kingdom)(e)(f)(g)		1,400,000		1,404,178
HSBC Holdings PLC, 8.00% to 3/7/28 (United Kingdom)(a)(d)(e)(f)(g)		1,600,000		1,687,901
Huntington Bancshares, Inc., 4.45% to 10/15/27, Series G(a)(e)(f)		3,043,000		2,935,874
Huntington Bancshares, Inc., 5.625% to 7/15/30, Series F(a)(e)(f)		4,061,000		4,047,744
ING Groep NV, 4.875% to 5/16/29 (Netherlands)(e)(f)(g)(h)		3,030,000		2,785,721
ING Groep NV, 5.75% to 11/16/26 (Netherlands)(a)(d)(e)(f)(g)		2,200,000		2,184,529
ING Groep NV, 7.25% to 11/16/34 (Netherlands)(e)(f)(g)(h)		4,400,000		4,460,500
ING Groep NV, 7.50% to 5/16/28 (Netherlands)(e)(f)(g)(h)		1,800,000		1,848,996
ING Groep NV, 8.00% to 5/16/30 (Netherlands)(e)(f)(g)(h)		4,800,000		5,047,800
Intesa Sanpaolo SpA, 7.00% to 5/20/32 (Italy)(e)(f)(g)(h)	EUR	1,400,000		1,585,431
JPMorgan Chase & Co., 6.50% to 4/1/30, Series OO(a)(e)(f)		2,170,000		2,226,296
JPMorgan Chase & Co., 6.875% to 6/1/29, Series NN(a)(d)(e)(f)		6,094,000		6,415,757
Julius Baer Group Ltd., 7.50% to 8/19/30 (Switzerland)(e)(f)(g)(h)		1,800,000		1,789,623
KBC Group NV, 6.25% to 9/17/31 (Belgium)(e)(f)(g)(h)	EUR	600,000		660,586
Lloyds Banking Group PLC, 6.75% to 9/27/31 (United Kingdom)(a)(d)(e)(f)(g)		3,200,000		3,049,788
Lloyds Banking Group PLC, 7.50% to 6/27/30 (United Kingdom)(e)(f)(g)	GBP	2,200,000		2,774,355
Lloyds Banking Group PLC, 8.00% to 9/27/29 (United Kingdom)(e)(f)(g)		1,400,000		1,456,384
M&T Bank Corp., 3.50% to 9/1/26, Series I(e)(f)		861,000		818,828
Nationwide Building Society, 7.50% to 12/20/30 (United Kingdom)(e)(f)(g)(h)	GBP	1,200,000		1,541,380
NatWest Group PLC, 6.00% to 12/29/25 (United Kingdom)(a)(e)(f)(g)		1,400,000		1,401,256
NatWest Group PLC, 7.50% to 2/28/32 (United Kingdom)(e)(f)(g)	GBP	1,400,000		1,760,375
NatWest Group PLC, 8.00% to 8/10/25 (United Kingdom)(a)(e)(f)(g)		700,000		704,164
NatWest Group PLC, 8.125% to 11/10/33 (United Kingdom)(e)(f)(g)		800,000		841,902
Nordea Bank Abp, 6.625% to 3/26/26 (Finland)(a)(e)(f)(g)(i)		1,470,000		1,478,151
Piraeus Financial Holdings SA, 8.75% to 6/16/26 (Greece)(e)(f)(g)(h)	EUR	1,300,000		1,465,204
PNC Financial Services Group, Inc., 6.00% to 5/15/27, Series U(a)(d)(e)(f)		4,401,000		4,428,717
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(a)(d)(e)(f)		3,973,000		4,038,145
PNC Financial Services Group, Inc., 6.25% to 3/15/30, Series W(a)(d)(e)(f)		5,282,000		5,322,249
Regions Financial Corp., 5.75% to 6/15/25, Series D(a)(e)(f)		1,472,000		1,467,555
Skandinaviska Enskilda Banken AB, 6.875% to 6/30/27 (Sweden)(e)(f)(g)(h)		1,200,000		1,218,750
Societe Generale SA, 5.375% to 11/18/30 (France)(a)(e)(f)(g)(i)		2,600,000		2,285,304
Societe Generale SA, 6.75% to 4/6/28 (France)(e)(f)(g)(i)		800,000		780,577
Societe Generale SA, 8.125% to 11/21/29 (France)(a)(e)(f)(g)(i)		3,000,000		2,995,978

		Principal Amount*			Value
Societe Generale SA, 9.375% to 11/22/27 (France)(a)(d)(e)(f)(g)(i)			5,200,000		$5,495,391
Societe Generale SA, 10.00% to 11/14/28 (France)(a)(e)(f)(g)(i)			3,200,000		3,468,394
Standard Chartered PLC, 7.875% to 3/8/30 (United Kingdom)(a)(e)(f)(g)(i)			3,800,000		3,925,035
State Street Corp., 6.70% to 3/15/29, Series I(a)(d)(e)(f)			3,784,000		3,889,070
State Street Corp., 6.70% to 9/15/29, Series J(a)(e)(f)			3,180,000		3,263,726
Stichting AK Rabobank Certificaten, 6.50% (Netherlands)(e)(h)		EUR	3,080,950		3,754,755
Swedbank AB, 7.75% to 3/17/30 (Sweden)(e)(f)(g)(h)			2,800,000		2,896,250
Toronto-Dominion Bank, 7.25% to 7/31/29, due 7/31/84 (Canada)(f)			1,400,000		1,410,577
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada)(a)(d)(f)			5,600,000		5,806,668
Truist Financial Corp., 4.95% to 9/1/25, Series P(a)(d)(e)(f)			898,000		893,683
Truist Financial Corp., 5.10% to 3/1/30, Series Q(a)(e)(f)			3,278,000		3,187,191
Truist Financial Corp., 5.125% to 12/15/27, Series M(a)(d)(e)(f)			2,460,000		2,419,685
UBS Group AG, 4.875% to 2/12/27 (Switzerland)(a)(e)(f)(g)(i)			2,200,000		2,139,540
UBS Group AG, 6.85% to 9/10/29 (Switzerland)(a)(d)(e)(f)(g)(i)			3,800,000		3,787,435
UBS Group AG, 9.25% to 11/13/28 (Switzerland)(a)(d)(e)(f)(g)(i)			5,200,000		5,660,408
UBS Group AG, 9.25% to 11/13/33 (Switzerland)(a)(d)(e)(f)(g)(i)			6,000,000		6,862,212
UniCredit SpA, 6.50% to 12/3/31 (Italy)(e)(f)(g)(h)		EUR	1,600,000		1,772,923
U.S. Bancorp, 5.30% to 4/15/27, Series J(a)(d)(e)(f)			1,535,000		1,521,809
Virgin Money U.K. PLC, 8.25% to 6/17/27 (United Kingdom)(e)(f)(g)(h)		GBP	1,600,000		2,128,803
Virgin Money U.K. PLC, 11.00% to 12/8/28 (United Kingdom)(e)(f)(g)(h)		GBP	800,000		1,170,559
Wells Fargo & Co., 5.95%, due 12/15/36(a)(d)			2,969,000		3,001,891
Wells Fargo & Co., 6.85% to 9/15/29(a)(d)(e)(f)			6,930,000		7,208,662
Wells Fargo & Co., 7.625% to 9/15/28(a)(d)(e)(f)			5,080,000		5,439,324

					346,927,397

BROKERAGE	1.1%
Goldman Sachs Capital I, 6.345%, due 2/15/34(a)			2,301,000		2,431,198
Goldman Sachs Group, Inc., 7.50% to 2/10/29, Series W(a)(e)(f)			1,321,000		1,388,642
Goldman Sachs Group, Inc., 7.50% to 5/10/29, Series X(a)(d)(e)(f)			6,946,000		7,302,858

					11,122,698

CAPITAL GOODS	0.1%
Air Lease Corp., 6.00% to 9/24/29 , Series D(e)(f)			840,000		821,948

CONSUMER STAPLE PRODUCTS	0.8%
Dairy Farmers of America, Inc., 7.875% (a)(d)(e)(i)			82,000	†	8,015,500

ENERGY	0.5%
BP Capital Markets PLC, 6.125% to 3/18/35(a)(e)(f)			2,694,000		2,657,897
BP Capital Markets PLC, 6.45% to 12/1/33(a)(e)(f)			2,070,000		2,117,196

					4,775,093

FINANCE	0.3%
Apollo Global Management, Inc., 6.00% to 9/15/34, due 12/15/54(f)			426,000		412,540
ARES Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51(a)(d)(f)(i)			2,365,000		2,287,014

					2,699,554

HEALTH CARE	0.6%
CVS Health Corp., 7.00% to 12/10/29, due 3/10/55(a)(d)(f)			6,008,000		6,070,419

INSURANCE	6.2%
Allianz SE, 3.50% to 11/17/25 (Germany)(a)(d)(e)(f)(g)(i)			2,200,000		2,128,681
ASR Nederland NV, 6.50% to 4/2/35 (Netherlands)(e)(f)(g)(h)		EUR	2,200,000		2,368,377
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48(a)(f)			2,900,000		2,961,628

		Principal Amount*		Value
Athene Holding Ltd., 6.625% to 7/15/34, due 10/15/54(a)(f)			1,628,000	$1,616,182
Athora Netherlands NV, 6.75% to 5/18/31 (Netherlands)(e)(f)(g)(h)		EUR	1,000,000	1,107,020
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40(a)(f)			775,000	731,301
Corebridge Financial, Inc., 6.375% to 9/15/34, due 9/15/54(f)			1,005,000	1,000,967
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(a)(f)			2,820,000	2,882,611
Credit Agricole Assurances SA, 6.25% to 6/17/35 (France)(e)(f)(g)(h)		EUR	1,200,000	1,299,376
Enstar Finance LLC, 5.50% to 1/15/27, due 1/15/42(a)(f)			2,315,000	2,261,325
Equitable Holdings, Inc., 6.70% to 12/28/34, due 3/28/55(f)			2,030,000	2,019,395
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51(a)(f)(i)			3,582,000	3,452,741
Global Atlantic Fin Co., 7.95% to 7/15/29, due 10/15/54(a)(f)(i)			2,455,000	2,553,686
Hartford Insurance Group, Inc., 6.71% (3 Month USD Term SOFR + 2.387%), due 2/12/47, Series ICON(a)(i)(l)			2,200,000	2,030,698
ILFC E-Capital Trust I, 6.117% (3 Month USD Term SOFR + 1.812%), due 12/21/65(a)(i)(l)			1,483,000	1,238,761
Lincoln National Corp., 9.25% to 12/1/27, Series C(a)(e)(f)			1,745,000	1,879,524
Meiji Yasuda Life Insurance Co., 6.10% to 6/11/35, due 6/11/55 (Japan)(a)(d)(f)(i)			5,800,000	5,794,106
MetLife Capital Trust IV, 7.875%, due 12/15/37(a)(d)(i)			3,181,000	3,493,034
MetLife, Inc., 6.35% to 3/15/35, due 3/15/55, Series G(f)			2,210,000	2,217,514
MetLife, Inc., 9.25%, due 4/8/38(a)(d)(i)			6,365,000	7,526,358
Prudential Financial, Inc., 6.50% to 12/15/33, due 3/15/54(a)(d)(f)			1,651,000	1,685,565
Prudential Financial, Inc., 6.75% to 12/1/32, due 3/1/53(a)(d)(f)			1,720,000	1,795,988
Reinsurance Group of America, Inc., 6.65% to 6/15/35, due 9/15/55(a)(f)			1,970,000	1,944,686
Rothesay Life PLC, 4.875% to 4/13/27, Series NC6 (United Kingdom)(e)(f)(g)(h)			1,700,000	1,603,291
SBL Holdings, Inc., 6.50% to 11/13/26(a)(e)(f)(i)			2,270,000	2,105,425
SBL Holdings, Inc., 7.00% to 5/13/25(a)(e)(f)(i)			1,690,000	1,669,013
Sumitomo Life Insurance Co., 5.875% to 1/18/34 (Japan)(a)(e)(f)(i)			2,200,000	2,187,179

				63,554,432

PIPELINES	6.3%
Enbridge, Inc., 5.50% to 7/15/27, due 7/15/77, Series 2017-A (Canada)(a)(f)			1,880,000	1,829,127
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (Canada)(a)(f)			1,545,000	1,496,471
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(a)(d)(f)			5,089,000	5,029,495
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(a)(d)(f)			5,330,000	5,279,109
Enbridge, Inc., 7.20% to 3/27/34, due 6/27/54 (Canada)(a)(f)			2,870,000	2,903,229
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(a)(f)			1,914,000	1,951,075
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)(a)(d)(f)			4,056,000	4,258,451
Enbridge, Inc., 8.25% to 10/15/28, due 1/15/84, Series NC5 (Canada)(a)(f)			3,390,000	3,578,508
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(a)(d)(f)			4,470,000	4,934,442
Energy Transfer LP, 6.50% to 11/15/26, Series H(a)(d)(e)(f)			2,170,000	2,172,867
Energy Transfer LP, 7.125% to 5/15/30, Series G(a)(d)(e)(f)			4,370,000	4,432,804
South Bow Canadian Infrastructure Holdings Ltd., 7.50% to 12/1/34, due 3/1/55 (Canada)(a)(f)(i)			2,260,000	2,289,421
South Bow Canadian Infrastructure Holdings Ltd., 7.625% to 12/1/29, due 3/1/55 (Canada)(a)(f)(i)			2,920,000	2,965,348
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(a)(f)			8,294,000	8,030,267
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(a)(d)(f)			4,617,000	4,320,053
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(a)(d)(f)			5,187,000	5,163,918
Venture Global LNG, Inc., 9.00% to 9/30/29(a)(d)(e)(f)(i)			3,771,000	3,581,616

				64,216,201

RETAIL & WHOLESALE—STAPLES	0.2%
Land O’ Lakes, Inc., 7.00%(a)(e)(i)			1,650,000	1,362,572
Land O’ Lakes, Inc., 7.25%(a)(e)(i)			945,000	804,151

				2,166,723

		Principal Amount*		Value
SHOPPING CENTER	0.6%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80 (Australia)(f)(i)			907,000	$902,990
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80 (Australia)(a)(f)(i)			1,900,000	1,865,552
Unibail-Rodamco-Westfield SE, 4.875% to 7/4/30 (France)(e)(f)(h)		EUR	1,400,000	1,499,605
Unibail-Rodamco-Westfield SE, 7.25% to 7/3/28 (France)(e)(f)(h)		EUR	1,200,000	1,412,961

				5,681,108

TELECOMMUNICATION SERVICES	0.6%
Bell Canada, 6.875% to 6/15/30, due 9/15/55 (Canada)(a)(f)			1,980,000	1,988,871
Bell Canada, 7.00% to 6/15/35, due 9/15/55 (Canada)(a)(f)			2,440,000	2,444,117
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(a)(f)			2,290,000	2,036,225

				6,469,213

UTILITIES	7.6%
AES Corp., 6.95% to 4/15/30, due 7/15/55(f)			1,753,000	1,674,874
AES Corp., 7.60% to 10/15/29, due 1/15/55(f)			1,690,000	1,709,619
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(a)(d)(f)			5,618,000	5,355,797
AltaGas Ltd., 7.20% to 7/17/34, due 10/15/54 (Canada)(a)(f)(i)			2,140,000	2,116,432
American Electric Power Co., Inc., 3.875% to 11/15/26, due 2/15/62(a)(f)			2,670,000	2,534,095
American Electric Power Co., Inc., 6.95% to 9/15/34, due 12/15/54(a)(f)			2,130,000	2,178,030
American Electric Power Co., Inc., 7.05% to 9/15/29, due 12/15/54(a)(f)			3,464,000	3,528,780
Brookfield Infrastructure Finance ULC, 6.75% to 12/15/29, due 3/15/55 (Canada)(f)			870,000	859,454
CenterPoint Energy, Inc., 7.00% to 11/15/29, due 2/15/55, Series A(f)			1,615,000	1,643,760
CMS Energy Corp., 6.50% to 3/1/35, due 6/1/55(a)(f)			2,180,000	2,129,815
Dominion Energy, Inc., 4.35% to 1/15/27, Series C(e)(f)			3,904,000	3,803,845
Dominion Energy, Inc., 6.625% to 2/15/35, due 5/15/55(a)(f)			1,720,000	1,712,217
Dominion Energy, Inc., 6.875% to 11/3/29, due 2/1/55, Series A(f)			1,415,000	1,465,467
Edison International, 7.875% to 3/15/29, due 6/15/54(a)(f)			2,341,000	2,258,917
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(a)(d)(f)			2,911,000	2,927,574
Entergy Corp., 7.125% to 9/1/29, due 12/1/54(a)(f)			3,515,000	3,566,815
EUSHI Finance, Inc., 7.625% to 9/15/29, due 12/15/54(f)			1,950,000	2,033,881
Evergy, Inc., 6.65% to 3/1/30, due 6/1/55(a)(f)			2,030,000	2,001,815
Exelon Corp., 6.50% to 12/15/34, due 3/15/55(f)			1,090,000	1,085,853
NextEra Energy Capital Holdings, Inc., 3.80% to 3/15/27, due 3/15/82(a)(f)			1,382,000	1,303,698
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79(a)(d)(f)			1,547,000	1,518,487
NextEra Energy Capital Holdings, Inc., 6.375% to 5/15/30, due 8/15/55(a)(f)			2,205,000	2,212,887
NextEra Energy Capital Holdings, Inc., 6.50% to 5/15/35, due 8/15/55(a)(f)			3,310,000	3,382,615
NextEra Energy Capital Holdings, Inc., 6.70% to 6/1/29, due 9/1/54(a)(d)(f)			2,953,000	2,997,053
NextEra Energy Capital Holdings, Inc., 6.75% to 3/15/34, due 6/15/54(a)(d)(f)			5,727,000	5,860,136
NiSource, Inc., 6.375% to 12/31/34, due 3/31/55(a)(f)			2,210,000	2,189,297
NiSource, Inc., 6.95% to 8/30/29, due 11/30/54(f)			1,325,000	1,346,712
Sempra, 4.125% to 1/1/27, due 4/1/52(a)(f)			3,360,000	3,165,687
Sempra, 6.40% to 7/1/34, due 10/1/54(a)(d)(f)			3,983,000	3,787,799
Sempra, 6.875% to 7/1/29, due 10/1/54(a)(d)(f)			3,723,000	3,695,767
Southern Co., 3.75% to 6/15/26, due 9/15/51, Series 21-A(f)			1,687,000	1,642,377

				77,689,555

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$589,294,006)				600,209,841

		Principal Amount*	Value
CORPORATE BONDS—INSURANCE	0.1%
SBL Holdings, Inc., 5.00%, due 2/18/31(i)		800,000	$719,035

TOTAL CORPORATE BONDS (Identified cost—$724,443)			719,035

		Ownership%††
PRIVATE REAL ESTATE—OFFICE	1.2%
Legacy Gateway JV LLC, Plano, TX(m)		33.6%	11,709,116

TOTAL PRIVATE REAL ESTATE (Identified cost—$14,071,976)			11,709,116

		Shares
SHORT-TERM INVESTMENTS	1.7%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 4.28%(n)		8,908,336	8,908,336
State Street Institutional U.S. Government Money Market Fund, Premier Class, 4.29%(n)		8,273,823	8,273,823

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$17,182,159)			17,182,159

PURCHASED OPTION CONTRACTS (Premiums paid—$37,108)	0.0%		30,360

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$1,269,605,758)	143.2%		1,458,534,204
WRITTEN OPTION CONTRACTS (Premiums received—$521,725)	(0.1)		(599,816)
LIABILITIES IN EXCESS OF OTHER ASSETS	(43.1)		(438,820,521)
SERIES A CUMULATIVE PREFERRED STOCK, AT LIQUIDATION VALUE	(0.0)		(125,000)

NET ASSETS	100.0%		$1,018,988,867

Exchange-Traded Option Contracts

Purchased Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(o)	Premiums Paid	Value
Put — Public Storage	$280.00	5/16/25	66	$1,975,314	$37,108	$30,360

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(o)	Premiums Paid	Value
Call — American Tower Corp.	$220.00	4/17/25	(92)	$(2,001,920)	$(30,609)	$(34,040)
Call — Welltower, Inc.	150.00	4/17/25	(139)	(2,129,619)	(77,640)	(80,620)
Call — VICI Properties, Inc.	32.50	5/16/25	(603)	(1,966,986)	(35,318)	(66,330)
Put — AvalonBay Communities, Inc.	200.00	4/17/25	(87)	(1,867,194)	(18,058)	(5,094)
Put — BXP, Inc.	60.00	4/17/25	(289)	(1,941,791)	(27,042)	(8,092)
Put — Equinix, Inc.	840.00	4/17/25	(21)	(1,712,235)	(25,568)	(68,670)
Put — Extra Space Storage, Inc.	140.00	4/17/25	(126)	(1,870,974)	(20,483)	(10,710)
Put — Host Hotels & Resorts, Inc.	16.00	4/17/25	(1,215)	(1,726,515)	(168,360)	(236,925)
Put — Kilroy Realty Corp.	30.00	4/17/25	(566)	(1,854,216)	(15,390)	(14,150)
Put — Kimco Realty Corp.	20.00	4/17/25	(921)	(1,956,204)	(21,709)	(13,815)
Put — Americold Realty Trust, Inc.	20.00	5/16/25	(893)	(1,916,378)	(40,114)	(27,710)
Put — Public Storage	270.00	5/16/25	(132)	(3,950,628)	(41,434)	(33,660)
			(5,084)	$(24,894,660)	$(521,725)	$(599,816)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets daily)	Floating Payment Frequency	Maturity Date	Value	Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)
$ 105,000,000	0.670%	Monthly	4.524%(p)	Monthly	9/15/25	$1,933,751	$(4,511)	$1,938,262
87,500,000	1.240%	Monthly	4.524%(p)	Monthly	2/3/26	2,323,150	(1,040)	2,324,190
65,000,000	0.762%	Monthly	4.524%(p)	Monthly	9/15/26	3,035,486	(6,771)	3,042,257
105,000,000	1.237%	Monthly	4.524%(p)	Monthly	9/15/27	6,468,207	(13,871)	6,482,078
50,000,000	3.655%	Monthly	USD-SOFR-OIS(q)	Monthly	9/15/28	(201,991)	—	(201,991)
50,000,000	3.588%	Monthly	USD-SOFR-OIS(q)	Monthly	9/15/28	(106,606)	—	(106,606)

						$13,451,997	$(26,193)	$13,478,190

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	2,200,000	USD	2,378,103	4/28/25	$(4,087)
Brown Brothers Harriman	EUR	1,392,160	USD	1,504,864	4/28/25	(2,587)
Brown Brothers Harriman	EUR	35,656,775	USD	38,634,686	4/28/25	25,039
Brown Brothers Harriman	GBP	12,712,321	USD	16,454,637	4/28/25	34,470
Brown Brothers Harriman	USD	1,373,596	EUR	1,275,308	4/28/25	7,325

						$60,160

Glossary of Portfolio Abbreviations

EUR	Euro Currency
GBP	British Pound
ICON	Income Capital Obligation Note
OIS	Overnight Indexed Swap
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

*	Amount denominated in U.S. dollars unless otherwise indicated.
†	Represents shares.
††	Legacy Gateway JV LLC, owns a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024.
(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $943,170,481 in aggregate has been pledged as collateral.
(b)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $16,733,355 in aggregate has been pledged as collateral.
(c)	Restricted security. Aggregate holdings equal 0.4% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $3,755,469.
(d)	A portion of the security has been rehypothecated in connection with the Fund’s revolving credit agreement. $356,591,094 in aggregate has been rehypothecated.
(e)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(f)	Security converts to floating rate after the indicated fixed-rate coupon period.
(g)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $189,399,438 which represents 18.6% of the net assets of the Fund (12.9% of the managed assets of the Fund).

(h)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $74,552,735 which represents 7.3% of the net assets of the Fund, of which 0.0% are illiquid.

(i)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $133,293,901 which represents 13.1% of the net assets of the Fund, of which 1.1% are illiquid.

(j)	Non-income producing security.
(k)	Security is in default.
(l)	Variable rate. Rate shown is in effect at March 31, 2025.
(m)	Security value is determined based on significant unobservable inputs (Level 3).
(n)	Rate quoted represents the annualized seven-day yield.
(o)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(p)	Based on USD-SOFR-OIS. Represents rates in effect at March 31, 2025.
(q)	Represents a forward-starting interest rate swap contract with interest receipts and payments commencing on September 15, 2025 (effective date).

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over-the-counter (OTC) options and total return swaps are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party brokerdealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Fund utilizes an independent valuation services firm (the Independent Valuation Advisor) to assist the investment manager in the determination of the Fund’s fair value of private real estate investments held by the Cohen & Steers RNP Trust (the REIT Subsidiary). Limited scope appraisals are prepared on a monthly basis and typically include a limited comparable sales and a full discounted cash flow analysis. Annually, a full scope, detailed appraisal report is completed which typically includes market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis. The full scope report is prepared by a third-party appraisal firm. The investment manager, including through communication with the Independent Valuation Advisor, monitors for material events that the investment manager believes may be expected to have a material impact on the most recent estimated fair values of such private real estate investments. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s or REIT Subsidiary’s daily NAV. The investment manager, in conjunction with the Independent Valuation Advisor, values the private real estate investments using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The investment manager expects the primary methodology used to value private real estate investments will be the income approach. Consistent with industry practices, the income approach incorporates actual contractual lease income, professional judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence, and other subjective factors. Other methodologies that may also be used to value properties include, among other approaches, sales comparisons and cost approaches. Private real estate appraisals are reported on a free and clear basis (i.e. any property-level indebtedness that may be in place is not incorporated into the valuation). Property level debt is valued separately in accordance with GAAP.

The Board of Directors has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a-5 under the Investment Company Act of 1940. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of March 31, 2025 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stock	$713,139,848	$—	$—		$713,139,848
Preferred Securities—Exchange-Traded	115,543,845	—	—		115,543,845
Preferred Securities—Over-the-Counter	—	600,209,841	—		600,209,841
Corporate Bonds	—	719,035	—		719,035
Private Real Estate—Office	—	—	11,709,116	(a)	11,709,116
Short-Term Investments	—	17,182,159	—		17,182,159
Purchased Option Contracts	30,360	—	—		30,360

Total Investments in Securities(b)	$828,714,053	$618,111,035	$11,709,116		$1,458,534,204

Forward Foreign Currency Exchange Contracts	$—	$66,834	$—		$66,834
Interest Rate Swap Contracts	—	13,786,787	—		13,786,787

Total Derivative Assets(b)	$—	$13,853,621	$—		$13,853,621

Forward Foreign Currency Exchange Contracts	$—	$(6,674)	$—		$(6,674)
Interest Rate Swap Contracts	—	(308,597)	—		(308,597)
Written Option Contracts	(567,012)	(32,804)	—		(599,816)

Total Derivative Liabilities(b)	$(567,012)	$(348,075)	$—		$(915,087)

(a)

Private Real Estate, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security. See Note 1-Portfolio Valuation.

(b)	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2024	Change in unrealized appreciation (depreciation)	Balance as of March 31, 2025
Private Real Estate—Office	$12,406,944	$(697,828)	$11,709,116

The change in unrealized appreciation (depreciation) attributable to securities owned on March 31, 2025 which were valued using significant unobservable inputs (Level 3) amounted to $(697,828).

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at March 31, 2025	Valuation Technique	Unobservable Inputs	Amount		Valuation Impact from an Increase in Input(a)
Private Real Estate—Office	$11,709,116	Discounted Cash Flow	Terminal Capitalization Rate Discount Rate	7.00 8.25	% %	Decrease Decrease

(a)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar-denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Consolidated Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.